                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                             (Amendment No. _____)

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                NYLIFE GOVERNMENT MORTGAGE PLUS LIMITED PARTNERSHIP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:
        Units of Depositary Receipts Representing Assigned
        Limited Partner Interests
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        8,168,457.7 Units
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for $______)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        $______ (aggregate amount of cash, estimated only for purposes of computing the filing fee, to be distributed to security holders assuming sale of all of the properties of the Registrant for $______)
        ------------------------------------------------------------------------
     5) Total fee paid:
        $________
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[BULLETIN BOARD RE NEED FOR ACTION RE PROXIES/CONSENTS]



As you know, each of the proprietary limited partnerships is soliciting the consent of your investing clients to liquidate their respective partnerships. Unlike the instructions of the original mailing regarding the settlement of the class action -- where investors needed to do nothing to remain a Class Member -- ACTION BY THE LIMITED PARTNERS IS REQUIRED FOR LIQUIDATION. IT IS IMPORTANT THAT THE LIMITED PARTNERS VOTE THEIR UNITS, REGARDLESS OF THE NUMBER OF UNITS HELD, BY SIGNING, DATING AND MAILING THEIR PROXY OR CONSENT FORM(S) PROMPTLY.
TO BE COUNTED, FORMS SHOULD BE RECEIVED BY JULY 1, 1996.

In addition, the partnerships have retained the services of D.F. King to solicit the proxies or written consents by telephoning the limited partners. YOU ARE ALSO ASKED TO CALL YOUR CLIENTS TO ENCOURAGE THEM TO RETURN THEIR PROXY OR WRITTEN CONSENT. SIGNED AND DATED FORMS MAY BE FAXED TO 617-774-5623.

In the Definitive Proxy/Consent Solicitation Statements recently mailed to your clients, you will note that the General Partners are recommending the liquidation of the partnerships, except for NYLIFE Mortgage Plus where there is no recommendation either for or against liquidation. YOU MAY ALSO SOLICIT SUCH CONSENT FROM YOUR CLIENTS BY ENCOURAGING THEM TO RETURN THEIR PROXY OR WRITTEN CONSENT AND REFERRING THEM TO THE DEFINITIVE PROXY/CONSENT SOLICITATION STATEMENTS, AND THE RECOMMENDATION OF THE GENERAL PARTNERS FOUND THEREIN.

If you have questions, please call the toll-free number for reps: 1-800-278-4157. Investors may be referred to another toll-free number at 1-800-278-4117.

                                       ###

[GTEL RE NEED FOR ACTION RE PROXIES/CONSENTS]



To:  Registered Representatives and Field Management [(1) UUUU (2) AGTS (3)
     REGU]
Re:  Return of Limited Partnership Proxies/Consents by July 1, 1996
From:  Structured Finance Department
Priority:  1


Each of the proprietary limited partnerships is soliciting the consent of your clients to liquidate their respective partnerships. Unlike the instructions of the original mailing regarding the settlement of the class action -- where investors needed to do nothing to remain a Class Member -- ACTION BY THE LIMITED PARTNERS IS REQUIRED FOR LIQUIDATION. IT IS IMPORTANT THAT THE LIMITED PARTNERS VOTE THEIR UNITS, REGARDLESS OF THE NUMBER OF UNITS HELD, BY SIGNING, DATING AND MAILING THEIR PROXY OR CONSENT FORM(S) PROMPTLY. TO BE COUNTED, FORMS SHOULD BE RECEIVED BY JULY 1, 1996.

In addition, the partnerships have retained the services of D.F. King to solicit
the proxies or written consents by telephoning the limited partners.   YOU ARE
ALSO ASKED TO CALL YOUR CLIENTS TO ENCOURAGE THEM TO RETURN THEIR PROXY OR
WRITTEN CONSENT.   SIGNED AND DATED FORMS MAY BE FAXED TO 617-774-5623.

If you have questions, please call the toll-free number for reps: 1-800-278-4157. Investors may be referred to 1-800-278-4117.

                                       ###

[LETTER TO REGISTERED REPS RE NEED FOR ACTION RE PROXIES/CONSENTS]


June 25, 1996

Dear Registered Representative:

As you know, each of the proprietary limited partnerships is soliciting the consent of your clients to liquidate their respective partnerships. Unlike the instructions of the original mailing regarding the settlement of the class action -- where investors needed to do nothing to remain a Class Member -- ACTION BY THE LIMITED PARTNERS IS REQUIRED FOR LIQUIDATION. It is important that the limited partners vote their units, regardless of the number of units held, by signing, dating and mailing their proxy or consent form(s) promptly. TO BE COUNTED, PROXIES OR CONSENT FORMS SHOULD BE RECEIVED BY JULY 1, 1996.

In addition, the partnerships have retained the services of D.F. King to solicit the proxies or written consents by telephoning the limited partners. YOU ARE ALSO ASKED TO CALL YOUR CLIENTS TO ENCOURAGE THEM TO RETURN THEIR PROXY OR WRITTEN CONSENT. SIGNED AND DATED FORMS MAY BE FAXED TO 617-774-5623.

In the Definite Proxy/Consent Solicitation Statements recently mailed to your clients, you will note that the General Partners are recommending the liquidation of the partnerships, except for NYLIFE Mortgage Plus where there is no recommendation either for or against liquidation. YOU MAY ALSO SOLICIT SUCH CONSENT FROM YOUR CLIENTS BY ENCOURAGING THEM TO RETURN THEIR PROXY OR WRITTEN CONSENT AND REFERRING THEM TO THE DEFINITIVE PROXY/CONSENT SOLICITATION STATEMENTS, AND THE RECOMMENDATION OF THE GENERAL PARTNERS FOUND THEREIN.

If you have questions, please call the toll-free number for reps: 1-800-278-4157. Investors may be referred to another toll-free number at 1-800-278-4117.

Sincerely,



Robert Ziegler
Vice President
NYLIFE Equity Inc.
NYLIFE Realty Inc.


                                       ###

[NEW YORK LIFE LOGO] THE COMPANY YOU KEEP-Registered Trademark-

                                           NEW YORK LIFE INSURANCE COMPANY
                                           51 Madison Avenue, New York, NY 10010
                                           June 25, 1996



Dear Investor:

     Previously, we sent to you materials discussing a class action lawsuit and proposed settlement involving New York Life Insurance Company's proprietary limited partnership programs. Included among these materials was a Notice that described the class action lawsuit and the proposed terms of the settlement of the lawsuit. The Notice also advised you that the proposed settlement might affect your rights and indicated that you might be eligible for monetary relief if the proposed settlement is ultimately consummated.

     The Statement of Eligibility previously sent to you indicated the amount(s) that you invested and detailed your distributions to date. The Statement of Eligibility also provided the amount(s) of your estimated payment(s) at such date under the terms of the proposed settlement. The Statement of Eligibility did not, however, indicate the amount(s) of your estimated payment(s) for investments where you transferred units.

     Our records indicate that the units you own or owned were transferred to or from a trust, an individual retirement account or by other means, but the social security number associated with these units did not change as a result of the transfer. Accordingly, based upon our assumption that this information is correct, we have prepared and enclose a supplemental Consolidated Statement of Eligibility. Because the transfer of the units itself did not result in a change of beneficial ownership, the estimated payment on the supplemental Consolidated Statement of Eligibility was computed as if no transfer had occurred. The supplemental Consolidated Statement of Eligibility indicates that the transferee named on the Statement will receive the entire payment estimated to be made under the settlement and no separate or additional payment will be made to the transferor. Both transferor and transferee will be bound by the terms of the settlement if approved by the Court.

     Please review carefully the supplemental Consolidated Statement of Eligibility (which should be read in conjunction with the Notice, the Definitive Proxy/Consent Solicitation Statement, the question and answer brochure, the Statement of Eligibility and other materials previously sent to you). If you believe the information is correct, you do not need to do anything at this time to receive the monetary benefits of the proposed class relief. IF YOU BELIEVE THIS INFORMATION IS INCORRECT, PLEASE CONTACT US AT OUR TOLL FREE NUMBER 1-800-278-4117 TO INFORM US AS TO THE INFORMATION YOU BELIEVE TO BE CORRECT AND SUPPLEMENTALLY PROVIDE US THE SUPPORTING DOCUMENTATION FOR THIS CORRECTION AT NEW YORK LIFE LIMITED PARTNERSHIP CLASS ACTION SETTLEMENT, P.O. BOX 8417, BOSTON, MASSACHUSETTS 02266-8417. If you have any questions, please contact us at our toll free number. If we do not hear from you, we will assume that the information reported on the supplemental Consolidated Statement of Eligibility is correct.

                              Sincerely,


                              /s/ ROBERT ZIEGLER

                              Robert Ziegler
                              Vice President
                              NYLIFE Equity Inc.
                              NYLIFE Realty Inc.


                                       NYLIFE FOR FINANCIAL PRODUCTS & SERVICES

                         NEW YORK LIFE INSURANCE COMPANY


TRANSFEROR                             TRANSFEREE

000000                                 000000

MARY & JOHN DOE                        JOHN DOE
______________________                 ______________________
______________________                 ______________________


                      CONSOLIDATED STATEMENT OF ELIGIBILITY        JUNE 25, 1996


As explained in greater detail in the Notice of Class Action, you may be eligible to receive a payment under the terms of a proposed settlement of the GRIMSHAWE VS. NEW YORK LIFE class action lawsuit. The amount of the payment for which you are eligible will depend on several factors, including (i) whether the requisite vote of the limited partners in your limited partnership to approve liquidation and any proposed modifications to the partnership agreement is obtained, (ii) whether you will have recovered the full amount of your original investment as of the date the proposed settlement is final, and (iii) whether you still beneficially own your original investment. If the requisite vote of the limited partners in your limited partnership to approve the liquidation and any proposed modifications to the partnership agreements is obtained, and the settlement is approved by the Court and becomes final, then you will receive an amount which, when added to prior distributions, will approximately equal the amount of your original investment.

Set forth below is an estimate, based on information available to us, of your settlement payment for each of the limited partnerships in which you invested. Please be advised that each settlement payment indicated is an ESTIMATE ONLY. The actual amount you receive will depend on a number of factors, including the facts and circumstances of court approval, any additional distributions paid to you after May 1996 and whether your partnership is liquidating. If your limited partnership makes any additional distributions to you between the time you receive this statement and the date the settlement becomes final and no longer subject to appeal, the amount paid to you pursuant to the settlement will be reduced by the distribution paid to you. BECAUSE OUR RECORDS INDICATE THAT YOUR UNITS WERE SUBJECT TO A "TRANSFER", PLEASE SEE THE REVERSE SIDE FOR AN EXPLANATION OF HOW YOUR ESTIMATED PAYMENT WAS DETERMINED.

PARTNERSHIP              INVESTMENT   INCEPTION-TO-DATE  ESTIMATED
  CODE(1)    STATUS(2)    AMOUNT(3)   DISTRIBUTIONS(4)   PAYMENT(5)
- -----------  ---------   ----------   -----------------  ----------

   _____        __                       $_______
   _____        __       $_________      $_______       $_________



            SEE EXPLANATION OF CODES ON REVERSE SIDE OF PAGE

                                     LEGEND


(1)  PARTNERSHIP CODES

DRILL -    NYLIFE ENERGY INVESTORS - 86
ENER  -    NYLIFE ENERGY INVESTORS (NEI 87-1 through NEI-VI)
MTG1  -    NYLIFE GOVERNMENT MORTGAGE PLUS
OIL1  -    NYLOG I (IA through ID)
OIL2  -    NYLOG II (IIA through IIG)
OI3   -    NYLOG III (IIIA through IIIH)
REL1  -    NYLIFE REALTY INCOME PARTNERS


(2)  STATUS CODES

[BLANK]   ORIGINAL AND CURRENT OWNER
E         UNITS RECEIVED FROM TRANSFER AND CURRENTLY OWNED
O         ORIGINALLY OWNED BUT TRANSFERRED OUT
T         UNITS RECEIVED FROM TRANSFER AND SUBSEQUENTLY TRANSFERRED OUT


(3)  INVESTMENT AMOUNT

The original investment amount for the transferred units is listed on the same line as the estimated payment. For NYLIFE Government Mortgage Plus, the investment amount represents the total original investment made by investors. The investment amount includes the $5.18 per unit of capital returned to investors in September 1992.


(4)  INCEPTION-TO-DATE DISTRIBUTIONS

Inception-to-date distributions to the persons named on the reverse side of this supplemental Consolidated Statement of Eligibility have been aggregated for each partnership.


(5)  ESTIMATED PAYMENT

Because our records indicate that your units were transferred without a change of beneficial ownership or social security number, the estimated payment shown on this supplemental Consolidated Statement of Eligibility was computed as if no transfer had occurred. Accordingly, the transferee named on the reverse side of this statement will receive the entire payment estimated to be made under the settlement. IF YOU DO NOT AGREE WITH THIS ESTIMATE, YOU WILL NEED TO CONTACT US AT NEW YORK LIFE LIMITED PARTNERSHIP CLASS ACTION SETTLEMENT, P.O. BOX 8417, BOSTON, MASSACHUSETTS 02266-8417 WITH YOUR ESTIMATE OF VALUE AND PROVIDE SUPPORTING DOCUMENTATION FOR SUCH ESTIMATE. Otherwise, we will assume that this information is correct and any settlement payment that you receive will be based on the estimated value contained in this statement.

[NEW YORK LIFE LOGO] THE COMPANY YOU KEEP-Registered Trademark-

                                           NEW YORK LIFE INSURANCE COMPANY
                                           51 Madison Avenue, New York, NY 10010
                                           June 25, 1996



RE: CLASS ACTION LAWSUIT INVOLVING NEW YORK LIFE PROPRIETARY LIMITED
PARTNERSHIPS

Dear Registered Representative:

Enclosed please find a supplemental client listing which reflects the estimated payment(s) which may be made to certain of your clients in connection with the proposed class action settlement. As noted below, unless they believe the information is inaccurate, your clients do not need to do anything at this time.

Specifically, the enclosed cover letter and supplemental Consolidated Statement of Eligibility are being sent to those clients who are shown on our records as having transferred their units to or from a trust, an I.R.A. or by other means, but where the social security number associated with the units did not change as a result of the transfer. For these clients, the estimated payment on the supplemental statement was computed as if no transfer had occurred, and the "transferee" named on the statement will receive the entire payment estimated to be made under the settlement.

Previously, we sent to you, as well as your clients, a package of materials discussing a class action lawsuit and proposed settlement involving New York Life Insurance Company's proprietary limited partnership programs. Included in the package was a Notice that described the class action lawsuit and the proposed terms of the settlement of the lawsuit. The Notice also advised investors that the proposed settlement might affect their rights. A Statement of Eligibility indicated the relief to which investors would be eligible if the proposed settlement is ultimately consummated with respect to their partnerships.

Neither the original Statement of Eligibility sent to clients, however, nor the client listing sent to you, indicated the amount of any estimated payment for partnership units which were transferred, including those units involved in the type of transfer described above.

In their letter, your clients have been asked to carefully review their supplemental Consolidated Statement of Eligibility (which should be read in conjunction with the original Statement, as well as the Notice and other materials sent relative to the settlement). UNLESS THEY BELIEVE THE INFORMATION IS INACCURATE, THEY DO NOT NEED TO DO ANYTHING AT THIS TIME. If we do not hear from them (at 1-800-278-4117) and receive supplemental documentation, it will be assumed that the supplemental information presented is correct. If you have questions, please call the toll free number for reps: 1-800-278-4157.

                                 Sincerely,

                                 /s/ ROBERT ZIEGLER

                                 Robert Ziegler
                                 Vice President
                                 NYLIFE Equity Inc.
                                 NYLIFE Realty Inc.


                                      NYLIFE FOR FINANCIAL PRODUCTS & SERVICES

                         NEW YORK LIFE INSURANCE COMPANY



000000

[REGISTERED REPRESENTATIVE NAME]
NEW YORK LIFE INSURANCE COMPANY
[REGISTERED REPRESENTATIVE ADDRESS]



This list shows your clients affected as discussed in the accompanying letter. The data shown is identical to what clients will see on their personalized supplemental Consolidated Statement of Eligibility.


[INVESTOR "A" NAME]                                      INVESTOR NUMBER:  00000
[INVESTOR "A" ADDRESS]


PARTNERSHIP              INVESTMENT     INCEPTION-TO-DATE        ESTIMATED
CODE           STATUS    AMOUNT          DISTRIBUTIONS            PAYMENT
- -----------    -------   ----------     -----------------        ---------

                         $              $                        $
- ----------     -------    ---------      -------------            -----------



[INVESTOR "B" NAME]                                      INVESTOR NUMBER:  00000
[INVESTOR "B" ADDRESS]


PARTNERSHIP              INVESTMENT     INCEPTION-TO-DATE        ESTIMATED
CODE           STATUS    AMOUNT          DISTRIBUTIONS            PAYMENT
- -----------    -------   ----------     -----------------        ---------

                         $              $                        $
- ----------     -------    ---------      -------------            -----------